                                                                    EXHIBIT 10.3

                                    SCHEDULE
                            to the Master Agreement
                          dated as of October 8, 1997
                                    between

SWISS BANK CORPORATION,      and      MYRIAD GENETICS, INC., a corporation
 LONDON BRANCH                       organized under the laws of the State of
                                                     Delaware
     ("Party A")                                   ("Party B")

                                     PART 1
                             TERMINATION PROVISIONS

In this Agreement:

(a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

     Section 5(a)(v),                    NONE
     Section 5(a)(vi),                   NONE
     Section 5(a)(vii),                  NONE
     Section 5(b)(iv),                   NONE

     and in relation to Party B for the purpose of:

     Section 5(a)(v),                    NONE
     Section 5(a)(vi),                   NONE
     Section 5(a)(vii),                  NONE
     Section 5(b)(iv),                   NONE

(b) The definition of "SPECIFIED TRANSACTION" shall have the meaning specified in Section 14 of the Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to both parties but shall exclude any default that results solely from wire transfer difficulties or an error or omission of an administrative or operational nature (so long as sufficient funds are available to the relevant party on the relevant date), but only if payment is made within three Business Days after such transfer difficulties have been corrected or the error or omission has been discovered.

     If such provisions apply:

     "SPECIFIED INDEBTEDNESS" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money or any Derivative Transaction other than any Specified Transaction.

     "THRESHOLD AMOUNT"  means

(i) with respect to Party A, 2% of "Total Capital and Reserves" of Swiss Bank Corporation as shown on the most recent annual audited financial statements of Swiss Bank Corporation and

(ii) with respect to Party B, or any Specified Entity or Credit Support Provider, the lesser of U.S. Dollars 10mm or 2% of the stockholders' equity (however described) of Party B or the relevant Specified Entity or the Credit Support Provider as shown on the most recent annual audited financial statements of Party B or the relevant Specified Entity or the Credit Support Provider.

(d) THE "CREDIT EVENT UPON MERGER" provisions of Section 5 (b)(iv) will not apply to Party A or Party B.

(e) THE "AUTOMATIC EARLY TERMINATION" provision of Section 6 (a) will not apply to Party A or Party B.

(f)  "PAYMENTS ON EARLY TERMINATION".  For the purpose of Section 6 (e) of this
     Agreement:

     (i)  Loss will apply.
     (ii) The Second Method will apply.

(g)  "TERMINATION CURRENCY" means United States Dollars.

(h)  "ADDITIONAL TERMINATION EVENT " will not apply.

                                     PART 2
                              TAX REPRESENTATIONS

(a) Payer Representation. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:-

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6 (d) (ii) or 6 (e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3 (f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4 (a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4 (a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4 (d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4 (a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A makes the following representation:

Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States of America.

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a) (i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:


PARTY REQUIRED TO    FORM/DOCUMENT/CERTIFICATE      DATE BY WHICH TO
DELIVER DOCUMENT                                      BE DELIVERED

Party A              Department of the Treasury        On or before
                     Internal Revenue Service          execution of
                     Form 4224                         this Agreement
                                                       and on an annual
                                                       basis thereafter

Party B              Department of the Treasury        On or before execution
                     Internal Revenue Service Form       of this Agreement

(b)  Other documents to be delivered are:

PARTY REQUIRED TO                                        DATE BY WHICH TO BE        COVERED BY SECTION 3(D)
 DELIVER DOCUMENT     FORM/DOCUMENT/CERTIFICATE          DELIVERED                   REPRESENTATION
Party A and           Signature authentication           On or before execution     YES
Party B               satisfactory the other             of this Agreement
                      party hereto

Party B               Copy (certified by an officer)     On or before execution of   YES
                      of the board resolution (or        this Agreement
                      equivalent authorizing
                      documentation) permitting the
                      entering into of this Agreement
                      and Transactions hereunder

Party B               Legal opinion satisfactory         On or before execution of   NO
                      to Party A regarding (inter        this Agreement
                      alia) the ability of Party B
                      to enter into this Agreement
                      and Transactions hereunder

                                     PART 4
                                 MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES.  For the purposes of Section 12(a) of this
     Agreement:

(i) All notices or communications to Party A shall be sent to the address, telex number, or facsimile number reflected below:

     Address: Swiss Bank Corporation, London Branch, 1 High Timber Street, London EC4V 3SB, Attention: Swaps Group, Telex: 887434, Answerback:
     SBCO G

(ii) All notices or communications to Party B shall be sent to the address, telex number, or facsimile number reflected below:

     Address:  Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108
     Attention:  Chief Financial Officer
     Facsimile:  801-584-3640

(b)  PROCESS AGENT.  For the purpose of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent: Swiss Bank Corporation, New York Branch, 222 Broadway, New York, NY 10038, Attention: Legal Affairs

     Party B appoints as its Process Agent:  N/A

(c) OFFICES. The provisions of Section 10(a) will apply to Party A and Party B, it being the understanding of the parties that while obligations entered into by an Office of a party pursuant to this Agreement constitute obligations of the company (and not merely of such Office), each party will, in respect of any Transaction and in the ordinary course of business, send payments and notices to and receive payments and notices from the Office of the other party specified in the Confirmation of such Transaction rather than any other office of such party. A party (the "owed party") may seek payment from the head office of the other party (the "owing party") with respect to this Agreement in the event that an amount payable to the owed party by the owing party pursuant to this Agreement (including any amount payable as a result of the occurrence or designation of an Early Termination Date) has not been paid in full when due.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement neither Party A nor Party B is a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:  NONE

(g)  CREDIT SUPPORT PROVIDER.  Credit Support Provider means:  NOT APPLICABLE

(h)  GOVERNING LAW.   THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN
     ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

                                     PART 5
                                OTHER PROVISIONS

(a)  SET-OFF.  Without affecting the provisions of the Agreement requiring the
     --------
     calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaim; provided, however, that upon the designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set off, counterclaim, or otherwise withhold payment or any recourse to any Credit Support Document) under applicable law the Non-defaulting Party or Non-affected Party (in either case, "X") may without prior notice to any person set off any sum or obligation (whether or not arising under this Agreement and whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, "Y") to X or any Affiliate of X against any sum or obligation (whether or not arising under this Agreement, whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set-off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

(b)  REPRESENTATIONS AND WARRANTIES.  Section 3(a) is amended by adding the
     -------------------------------
     following paragraphs (vi) and (vii):

     "(vi) NO AGENCY. It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

     (vii) ELIGIBLE SWAP PARTICIPANT. It is an "eligible swap participant" as that term is defined by the United States Commodity Futures Trading Commission in 17 C.F.R. (S)35.1(b)(2) and it has entered into this Agreement and it is entering into each Transaction in connection with its line of business (including financial intermediation services) or the financing of its business; and the material terms of this Agreement and such Transaction have been individually tailored and negotiated."

(c)  RELATIONSHIP BETWEEN PARTIES.  Each party will be deemed to represent to
     -----------------------------
     the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

     (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(d)  TRANSFER.  Section 7 is amended by the deletion of "and" at the end of
     --------
paragraph (a), the deletion of the full stop at the end of paragraph (b) and the insertion of a semi-colon followed by "and" in its place, and the insertion of a new paragraph after paragraph (b) at the end thereof "(c) Party A may transfer its rights and obligations under this Agreement in whole (but not in part) to any branch of Swiss Bank Corporation provided that as a result of such transfer:

     (i) it does not become unlawful for either party to perform any obligation under this Agreement;

     (ii) neither party is required to pay to the other party an additional amount under Section 2(d)(i)(4) or to receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4); and

     (iii)  no Event of Default occurs in respect of either party."

(e)  WAIVER OF JURY TRIAL.  Each party hereby irrevocably waives any and all
     ---------------------
right to trial by jury in any suit, action or proceeding arising out of or relating to this Agreement or any Transaction and acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

(f)  CONSENT TO RECORDING.  The parties agree that each may electronically
     ---------------------
record all telephonic conversations between them and that any such recordings may be submitted in evidence to any court or in any Proceedings for the purpose of establishing any matters pertinent to any Transaction, provided any such conversation is on a telephone line emitting an audible tone indicating that such line is being recorded.

(g)  SEVERANCE.  In the event any one or more of the provisions contained in
     ----------
this Agreement should be held invalid, illegal or unenforceable in any respect, such provisions shall be severed from this Agreement to the extent of such invalidity, illegality or unenforceability, unless such severance shall substantially impair the benefits of the remaining portions of this Agreement. The Agreement after such severance shall remain the valid, binding and enforceable obligation of the parties hereto.

(h)  NETTING PROVISIONS.  If an Early Termination Date occurs, amounts
     -------------------
determined in respect of all Terminated Transactions shall be aggregated with and netted against one another in performing the calculations contemplated by Section 6(e). If the calculation of the amount payable pursuant to Section 6(e) in respect of an Early Termination Date would involve the aggregation or netting of amounts determined in respect of Transactions of different types, and under applicable law amounts determined in respect of one or more types of Transactions hereunder may not be aggregated with or netted against amounts determined in respect of one or more other types of Transactions in performing such calculation, then, notwithstanding the foregoing or any other provision of this Agreement, aggregation and netting will be performed within and between types of Transactions to the fullest extent permitted by law in performing such calculation, and the set-off provisions of this Agreement and applicable law shall be applied to the resulting amount or amounts.

(i)  DEFINITIONS.  The following definition shall appear in Section 14 after the
     ------------
     definition of "Defaulting Party":

     "'Derivative Transaction' means:

(a) any transaction (including an agreement with respect thereto) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, repurchase transaction, reverse repurchase transaction, precious metals transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions); and

(b)  any combination of these transactions."

(j)  ONE-WAY TRANSACTION.  Party B agrees that in the event the parties enter
     -------------------
     into a Transaction, other than a call option transaction written by either Party A or Party B where the property underlying the transaction is the common stock of Party B, then Party B will enter into a new Master Agreement with Party A or will amend this Agreement, in either case in a form satisfactory to Party A and Party B.

                                     PART 6
           ADDITIONAL TERMS FOR EQUITY AND EQUITY INDEX TRANSACTIONS

Notwithstanding anything to the contrary in this Agreement, the following provisions will apply for the purposes of any Transaction which is an option on a single security, a basket of securities or an index, including any Transaction which contemplates by its terms the physical delivery of shares, participation certificates or other equity securities ("Shares"):

(a)  DIVIDENDS AND EXPENSES.  The following provision shall be included as
     ----------------------
     Section 2(f):

     "(f) DIVIDENDS AND EXPENSES ON DELIVERY: All dividends on the Shares to be delivered shall be payable to and all costs and expenses incurred in connection with the delivery of Shares (including, without prejudice to Section 2(d), any Tax or Stamp Tax and any interest or penalties payable in connection therewith) shall be payable by the party who would customarily receive such dividend or bear such costs or expenses under a contract for the purchase of the Shares by the deliveree through the clearance system specified in the relevant Confirmation."

(b)  DEFAULT INDEMNITY.  If prior to the occurrence or effective designation of
     -----------------
     an Early Termination Date in respect of any Transaction a party defaults in the performance of any obligation under such Transaction required to be settled by delivery, it will indemnify the other party on demand for any reasonable costs, losses or expenses (including the costs of borrowing Shares, if applicable) resulting from such default.

(c)  REPRESENTATIONS.  Each party acknowledges that (i) certain Transactions may
     ---------------
     be securities that have not been registered under the Securities Act of 1933 of the United States of America, as amended (the "1933 Act"), or under the laws of any state, (ii) no federal or state agency has passed upon such Transactions or made any finding or determination as to the fairness of such Transactions and (iii) such Transactions are intended to be exempt from registration under the 1933 Act. In addition to the representations made pursuant to Section 3 of this Agreement,each party represents to the other party with respect to any such Transaction that (i) it is an "accredited investor," as such term is defined in Regulation D promulgated under the 1933 Act, (ii) it has had access to such information regarding such Transaction and the other party as it requested, (iii) it has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of such Transaction and is able to bear the economic risk of its investment, including without limitation the risk of complete loss on the investment, (iv) it acquired its interest in such Transaction for its own account for investment and not with a view to, or in connection with, any distribution of such interests, (v) it will not sell, transfer, assign or otherwise dispose such Transaction or interests herein and therein in violation of the 1933 Act and the rules and regulations promulgated thereunder, and (vi) with respect to any Transaction which contemplates by its terms the physical delivery of Shares, at the time of the delivery of any such Shares to the other party, it possesses full legal and beneficial title thereto and it is delivering the same free and clear of any lien, claim, encumbrance or security interest of any kind whatsoever created by the deliveror.